EXHIBIT 10.14.0

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED ON A

REQUEST FOR CONFIDENTIAL TREATMENT

OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES

AND EXCHANGE COMMISSION

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (“Agreement”) is made effective as of January 1, 2011 (“the Effective Date”) between:

CONOCOPHILLIPS COMPANY (“Seller”); and

GRAFTECH INTERNATIONAL HOLDINGS INC. and GRAFTECH SWITZERLAND S.A. (together, “Buyer”),

(each a “Party” and together “the Parties”) and confirms and sets forth the terms and conditions agreed for the supply of needle coke (“Coke”).

1.	[Reserved.]

2.	Supply and Quantity

2.1	(a) Subject to all the terms and provisions of the Agreement, during each of calendar years 2011, 2012 and 2013, Seller shall supply and Buyer shall purchase, receive and pay for the minimum volumes of Grade * and Grade * set forth in the following table (or such other quantities and percentages by each Grade (as that term is defined in Section 3.1) of Coke as agreed in writing by the Parties):

	Grade *	Grade *
2011	* Metric Tons	* Metric Tons
2012	* Metric Tons	* Metric Tons
2013	* Metric Tons	* Metric Tons

(b) Upon execution of this Agreement and on or before *, and *, Buyer shall deliver to Seller a written annual forecast (each, an “Annual Forecast”) of its planned liftings during the following calendar year by month and by Grade. On or before the twentieth day of each calendar month, Buyer shall deliver to Seller written updated forecasts of its planned liftings during the remainder of the then current calendar year. Within ten business days of its receipt of an Annual Forecast or updated forecast, Seller shall either accept or propose revisions to such Annual Forecast or updated forecast by giving Buyer written notice of such acceptance or proposal. If Seller proposes revisions to an Annual Forecast or updated forecast, Seller and Buyer shall negotiate in good faith to reach a

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

written agreed Annual Forecast or updated forecast, provided that (i) no Annual Forecast or revised forecast shall relieve Buyer of its obligation to purchase or Seller of its obligation to sell the minimum volume of each Grade of Coke specified above or such other quantities of each Grade of Coke as agreed in writing by the Parties during each of 2011, 2012 and 2013, and (ii) except as provided in an agreed Annual Forecast or updated forecast, Seller shall not be required to deliver any Grade of Coke other than approximately ratably by calendar quarter, subject to typical seasonal variations.

2.2 [Reserved.]

2.3 Buyer further recognizes that, upon the occurrence of a force majeure event, Seller and its affiliates each has an obligation to supply its respective customers on a fair and equitable basis under the circumstances.

3. Quality

3.1 The Coke to be supplied and purchased pursuant to the Agreement shall be the under- mentioned grades of Coke derived from petroleum oil processing at Seller’s *, * and conforming to the quality requirements set out in Section 3.2 below (each a “Grade”):

(a)	Lake Charles * Grade (“Grade *”)

(b)	Lake Charles * Grade (“Grade *”)

Unless the context otherwise requires, any reference to “Coke” alone shall be understood to refer to and include any or all such Grades.

3.2 Each such Grade shall have physical properties that conform to those listed in the applicable specifications which shall be agreed to in writing by the Parties from time to time pursuant to the Specifications Agreement (“Specifications”) between the Parties. The certificate of analysis provided to Buyer by Seller shall identify Coke with regard to which the lower and upper control levels have been reached or passed. Buyer shall have the right to reject any shipments which are below the Minimum Limit or above the Maximum Limit of the Specifications or which contain non-Coke contamination above agreed upon tolerances.

3.3 The quality of each Grade of Coke delivered hereunder will be determined by testing samples which will be representative of the Coke loaded into Buyer’s designated transportation equipment (vessels, barges, trucks or railcars) at ConocoPhillips’ * or * of * or at such other loading facility as may be mutually agreed upon by Buyer and Seller. For Coke delivered into railcars, each sample will include Coke which is being loaded in up to eight railcars.

3.4 ConocoPhillips will divide each Coke sample into two equal portions. ConocoPhillips will (i) test one portion at its own laboratory to determine the Coke’s physical properties, and (ii) retain the second portion for 90 days after the sample is obtained.

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

3.5 Upon receipt of the Coke sample test results from its laboratory, ConocoPhillips will prepare a Quality Certificate, which it will immediately fax or transmit electronically to Buyer. If Buyer objects to ConocoPhillips’s test results/quality determination within five calendar days of receipt thereof, then the retained sample will be analyzed at a mutually acceptable independent testing laboratory. The cost of the independent testing laboratory’s analysis will be shared equally by Seller and Buyer.

3.6 From time to time Seller and Buyer may agree in writing upon revised Specifications to existing Grades of Coke or the introduction of new Grades of Coke. In such an event an addition or modification shall also be set forth the properties and Specification values applicable to each such Specification revision or new Grade.

3.7 Sampling and testing shall otherwise be performed in accordance with the methods set forth in the Specifications and/or such other methods as agreed by the Parties in writing.

4. Delivery

4.1 All prices established pursuant to Section 5 below shall apply (unless otherwise expressly agreed) on the basis that Coke is delivered * and/or * and/or delivered into road vehicles or containers at said * (and/or at such other loading facility upon which Buyer and Seller mutually agree), in each case in the manner specified in General Condition 1 of Appendix A.

4.2 Prior to the first day of each delivery month, Seller and Buyer shall agree upon a mutually acceptable delivery schedule for the next delivery month and may mutually agree upon adjustments to the delivery schedule with the intent being to improve upon the supply chain process.

4.3 From time to time, the Parties may agree for Seller to arrange rail or barge freight on Buyer’s behalf, in which case, Seller shall invoice Buyer and Buyer shall pay for such freight at Seller’s actual out-of-pocket cost.

5. Coke Pricing

5.1	For Coke delivered under this Agreement during calendar 2011:

(a)	the price for * Coke shall be $* metric ton, *; and

(b)	the price for * Coke shall be $* metric ton *.

5.2 For Coke delivered under this Agreement during calendar 2012 and 2013 (in either case, a “Price Year”), the price for each Grade of Coke shall be mutually agreed between Buyer and Seller.

5.3 If the Parties have not agreed to the prices to be charged during calendar 2012 prior to *, or the prices to be charged during calendar 2013 prior to *, then either Party may * the * (a “*”)

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

by giving written notice of its * to * a * to the other Party. The Parties shall make a good faith effort to *, and to *, an * (a “*”) to * as * and to * the matter as provided herein no later than 30 days from the date of such a written notice (such date being the “*”).

5.4 If a Party has * a * and if the parties have * the * of a * on or before the *, then the Parties shall * such * and within 15 days of the * of the *, each Party shall * to the * its * on the *, together with any * to *, including a * for each Grade of Coke to be delivered under this Agreement during the relevant Price Year (a “*”). The * may *, and * each Party’s * to, one * of * to both Parties, to which each Party shall * within ten days of receipt. The Parties shall * the * to * a * of whether the * by the Seller or the * by the Buyer for all such Grades * and * during the relevant Price Year within 30 days of * or * of the *, regardless of whether the * has * or the Parties have * to *, and * the *, taking into account that pricing is on an annual basis and * on *, for * and * of Coke. For avoidance of doubt, the * may * of the * by the Seller or all of the * by the Buyer, but *.

5.5 If a Party has * a * but the Parties have * to * the * of a * on or before the *, then within 15 days of the request of either Party, each of the Seller and the Buyer shall * a * of a * (a “*”), and as soon as practical thereafter shall * such *, and within 15 days of the date on which both such * have been *, those * shall * and * a * of the *. Within 15 days of the * of the * of the *, each Party shall * to the * a *, including a * for each Grade of Coke to be delivered under this Agreement during the relevant Price Year. The * may *, and * * to, * of * to *, to which each Party shall * within ten days of receipt. The Parties shall instruct the * to * a * of whether the * by the Seller or the * by the Buyer for all such Grades * and * during the relevant Price Year within 30 days of * or * of *, regardless of whether the * has * or the Parties have * to *, and * the *, taking into account that pricing is on an annual basis and not based on *, for * and * of Coke. For avoidance of doubt, the * shall * all of the * by the Seller or all of the * by the Buyer, but *. A * by the * shall only be * if such * is made by * a * of the *.

5.6 It is the Parties’ intention that a *, and each * of a *, be * with * in the * for * of Coke.

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

None of:

(a)	the *;

(b)	any * of a *; nor

(c)	any * of the *’s or any * of a *

shall * by Seller or Buyer or any of their affiliates * the *. No * of a * may disclose information provided to the * by one Party designated by that Party to be “Confidential Information” to any other party without the written consent of the providing Party.

5.7 In no event shall a * or * from an affiliate of Buyer to Buyer for any Grade of Coke to be * of the * of such Grade of Coke.

5.8 Any * by a * or * shall be * and * on * except to the extent based on * or * from the requirements of this Agreement.

5.9 * by a * or * will be effective as of the first day of the relevant Price Year.

5.10 Until the conclusion of any *, Coke will be invoiced at prices in effect for the preceding Price Year.

5.11 * of any * (excluding the * of * and its * for and * in a *) shall be * by the * and *.

6. [Reserved.]

7. [Reserved.]

8. Term. The term of this Agreement shall be three years, commencing at the beginning of the Effective Date and ending at the end of December 31, 2013.

9. [Reserved.]

10. [Reserved.]

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

11. Dispute Resolution

11.1 In the event that the Seller and Buyer are unable to resolve an issue within 30 days from the date such dispute is identified by a Party, notwithstanding their good faith efforts to do so, then the issue will be presented to senior executives of each Party for resolution.

11.2 If such senior executives are unable to resolve such an issue within 30 days after it is presented to them, notwithstanding their good faith efforts to do so, and provided the senior executives have not agreed in writing to extend the time within which the dispute is to be resolved, then any remaining controversy or claim arising out of or relating to this Agreement or any breach thereof, shall be resolved by arbitration in New York, New York, United States of America by a panel of three arbitrators in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

11.3 Contemporaneously with the execution of this Agreement, Graftech Switzerland S.A. (“GSSA”) and ConocoPhillips (U.K.) Limited (“CPUKL”) are entering an agreement pursuant to which CPUKL will sell, and GSSA will buy, Coke produced at CPUKL’s facility at Humber, England (such agreement, the “Humber Agreement”). In the event that a dispute arises under this Agreement simultaneously with a dispute under the Humber Agreement and in relation to an issue which is common to both of them then for the purposes of determining that issue:

(a) they shall be treated as constituting one dispute only and shall be referred to and settled by one arbitration accordingly

(b) any conflict or inconsistency between the applicable New York law and the applicable substantive law under the Humber Agreement shall be resolved by according precedence to New York law to the intent that it shall prevail over the applicable law under the Humber Agreement to the extent necessary for resolving such conflict or inconsistency.

12. Exit Provisions

12.1 This Agreement may be terminated by written notice given by Seller or Buyer to the other of them:

(a)* that * cannot be * between the Parties after having negotiated in good faith to do so, provided that a Party’s refusal to agree to an amendment of this Agreement may not be the basis of a termination under this Agreement;

(b) in the event that the Party to which notice is given has breached a material provision of this Agreement; and

(c) in the event that the Party to which notice is given goes into liquidation (other than voluntary liquidation in a solvent condition for the purposes of amalgamation or

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

reconstruction), enters into an arrangement or composition with its creditors or has a receiver appointed of any of its assets.

12.2 Termination pursuant to Section 12.1 above shall take effect as follows:

(a) in the case of notice given pursuant to Section 12.1(a), at the end of the calendar year in which it is given; or

(b) in the case of a notice given pursuant to Section 12.1(b), immediately upon the expiration of thirty (30) days from the date of such notice unless such breach has been cured prior to the expiration of such 30-day period; or

(c) in the case of notice given pursuant to section 12.1(c), forthwith upon such notice being given or on such later date as may be specified in that notice by the Party giving it.

Each such date is hereinafter referred to as “the Effective Termination Date” and any Annual Forecast or revised forecast agreed prior to the Effective Termination Date shall remain in full force and effect until such Effective Termination Date, unless otherwise agreed in writing by the Parties.

13. Modification of Terms. Seller and Buyer agree that certain terms of the Agreement may be renegotiated in the event of certain material events provided, however, that no amendment to or variation in this Agreement or any Appendix or Annex hereto shall be effective unless it is made or evidenced in writing and signed by authorized representatives of the Parties.

14. Confidentiality. The Parties may from time to time provide the other with certain confidential and proprietary information including but not limited to inventory, consumption, manufacturing, forecasts, technical data or information, processes, techniques, specifications, business information, and any other information marked or deemed confidential and further including the terms and conditions set forth in this Agreement (“Confidential Information”). Each Party shall use any Confidential Information received only for purposes relating to the fulfillment of its obligations under this Agreement and for no other purpose. Neither Party shall disclose Confidential Information to any third party (other than accountants, auditors, attorneys and advisors of such party) without the advance written consent of the other party, which consent shall not be unreasonably withheld, except where such disclosure may be required by law or by government decree or in order to comply with disclosure requirements of the United States and/or other applicable securities law, is necessary to obtain financing, or is needed to assert a claim or defense in judicial, arbitration or administrative proceedings involving the Parties or their affiliates, in which event the Party required to make the disclosure will advise the other in advance in writing and will cooperate to the extent practicable to minimize the disclosure of such information. The term “Confidential Information” shall not include information which:

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

is generally available to the public at the time of disclosure or becomes generally known through no wrongful act on the part of a Party;

is in the possession of a Party at the time of disclosure by the other Party, other than as a result of the non-disclosing Party’s breach of an legal obligation;

becomes known to a Party through disclosure by sources other than the disclosing Party; or

is independently developed by a Party without reference to or reliance upon the Confidential Information disclosed by the other Party.

These confidentiality obligations shall continue for a period of three years from the date of disclosure. Notwithstanding any provision to the contrary in any prior agreement between Buyer and Seller, Buyer acknowledges that it has no right under any agreement with Seller to obtain any information regarding the sale of Coke by Seller to third parties.

15. Entire Agreement; Headings; Counterparts.

15.1 This Agreement contains the entire agreement between Seller and Buyer with respect to the subject matter of this Agreement (which does not include the Specifications of Coke) and supersedes all prior agreements, whether written or oral, between them with respect to the subject matter of this Agreement.

15.2 [Reserved.]

15.3 The headings in this Agreement are inserted for convenience of reference only and will not be used to interpret or construe any provision of this Agreement.

15.4 This Agreement may be executed in counterparts, each of which will be deemed an original and all of which will constitute one and the same instrument.

16. Miscellaneous

16.1 Immediately prior to the Effective Date, Seller was a party to one or more agreements with * (“*”) under which * of * under a * to this Agreement were * to *. Upon Seller’s or Buyer’s request, the other party shall * to * and * to * and * of * to * or * in order to provide for * the * that it * under the * with *.

16.2 [Reserved.]

16.3 The General Conditions of Sale, attached hereto and made a part hereof as Appendix A, shall apply and take effect subject to modification as follows:

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

(a) Any references therein to “Product”, and “this Agreement” shall be read and construed as if they were references to Coke, and this Agreement respectively

(b) General Condition 7 shall be read and construed and shall take effect in the like manner and to the like extent as if the events and circumstances described and referred to in 7.1 of the General Conditions of Sale:

(i)	included any interference with or disruption to or any failure, limitation or cessation of Seller’s existing or contemplated sources of supply of Coke

(ii)	were expressed to be applicable to Seller’s supplier as well as to Seller to the intent that any effect which any of those events and circumstances may have on or in relation to Seller’s supplier and the production of Coke shall be treated conclusively as having the like and corresponding effect in relation to Seller and its sources of supply of Coke

In the event of any inconsistency between the specific terms set forth in Sections 1 through 17 of this Agreement (the “Special Provisions”) and any provision of the General Conditions of Sale set forth in Appendix A, the Special Provisions shall govern.

16.4 Notices required or permitted to be given under this Agreement shall be effective when received by the addressee at:

If to Seller:

Attention: *

ConocoPhillips Company

600 North Dairy Ashford Road

Houston, Texas 77079

Facsimile: *

with a copy to:

Attention: *

ConocoPhillips Company

600 North Dairy Ashford Road

Houston, Texas 77079

Facsimile: *

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

If to Buyer:

Attention: Vice President - Purchasing

Route de Rennes 1

Bussigny 1030

Switzerland

Facsimile: +41-21-821-3100

with a copy to:

Attention: General Counsel

12900 Snow Road

Parma, Ohio 44130

Facsimile: (216) 676-2462

or at such other address(es) or facsimile number(s) as a Party may specify to the other from time to time in writing.

16.5 This Agreement shall be binding upon Seller and Buyer and their respective successors and assigns and shall inure to the benefit of Seller and Buyer and their respective successors and permitted assigns.

17. Public Announcements. None of Seller, Buyer nor any affiliates, subsidiaries, employees, officers, directors or agents of Seller or Buyer will make any public statement with regard to this Agreement, the subject matter hereof or the transactions contemplated hereby, without the prior written consent and agreement of the other Party; provided, however, that each Party shall fully cooperate and shall not delay in providing its reasonable consent in the event that the other Party must make a public announcement in order to comply with the disclosure requirements of United States and/or other applicable securities laws; and provided, further, that this proscription shall not apply to public statements with respect to information previously made public in a manner consistent with this Agreement.

[Signature page follows.]

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

CONOCOPHILLIPS COMPANY		GRAFTECH INTERNATIONAL HOLDINGS INC.

By:	/s/ Loretta Koster	By:	/s/ C. S. Shular
	(Signature)		(Signature)

Name:	Loretta Koster	Name:	Craig Shular

Title:	Manager/Global Petroleum Coke and Polypropylene	Title:	Pres., GTIH

Date:	February 23, 2011	Date:	Feb. 23, 2011

GRAFTECH SWITZERLAND S.A.

By:	/s/ C. S. Shular
(Signature)

Name:	Craig Shular

Title:	CEO GTI

Date:	Feb. 23, 2011

APPENDIX A

LAKE CHARLES

GENERAL CONDITIONS OF SALE

1.	DELIVERY, TITLE, AND RISK OF LOSS.

Seller shall deliver Coke to Buyer (i) * in Buyer’s vessel at the designated load port, or (ii) * into Buyer’s railcars or trucks at the designated loading facility, as specified in the Special Provisions. Title to and risk of loss of Coke shall pass from Seller to Buyer when Coke enters Buyer’s transportation equipment at the point and time of loading.

2.	QUALITY AND MEASUREMENT.

The quantity and quality of Coke delivered hereunder shall be determined from measurements and samples taken at the * and * of *. The quantity of Coke delivered shall be determined using * or if weighing equipment is not available (i) by * for shipments by vessel or barge; (ii) by * for shipments by truck; and (iii) by * for shipments by railcars. Seller shall bear the costs of *, and *. Seller shall also bear the cost of weighing the Coke delivered into Buyer’s railcars and trucks.

3.	WARRANTIES.

Seller warrants that it has title to Coke delivered under this Agreement, that Coke will be free from all liens, encumbrances, and security interests, and that Coke shall have physical properties that conform to those listed in the Specifications to which the Parties have agreed. THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS OF COKE FOR A PARTICULAR PURPOSE, EVEN IF SUCH PURPOSE IS KNOWN TO SELLER. EXCEPT AS OTHERWISE PROVIDED HEREIN, SELLER EXPRESSLY DISCLAIMS ANY WARRANTY, GUARANTY, PROMISE, OR REPRESENTATION THAT COKE DELIVERED HEREUNDER SHALL HAVE THE PHYSICAL PROPERTIES LISTED IN THE SPECIFICATIONS.

4.	LIMITATION OF LIABILITY.

Seller’s liability under this Agreement for breach of warranty shall, at Seller’s option, be limited to (i) * the * of * by the * and * for the *, or (ii) * to * an amount not to exceed the * plus * by * for the * of Coke affected by the breach. Neither Party shall be liable on any claim under or arising out of or for breach of this Agreement unless such action is brought no later than one year from the date the cause of action arose. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES. BUYER SHALL NOT BE LIABLE FOR ANY DEMURRAGE CAUSED BY ACTS OR OMISSIONS OF SELLER.

Appendix A/Page 1

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

5.	PAYMENT.

5.1 Unless otherwise amended, Buyer shall pay Seller’s invoice in full with immediately available U.S. dollars, not later than the * of the * following the * of the *, without any adjustments, discounts, or setoffs, by electronic transfer to the account specified in Seller’s invoice.

5.2 If the payment due date falls on a day when Seller’s bank is closed (Saturday, Sunday, New York bank holiday, or other nonworking day), payment shall be due on the succeeding New York banking day.

6.	TAXES.

6.1 Seller shall pay any and all property taxes, fees, or other charges imposed or assessed by governmental or regulatory bodies, the taxable incident of which occurs prior to the transfer of title to Buyer.

6.2 Buyer shall pay any and all property taxes, fees, or other charges imposed or assessed by governmental or regulatory bodies, the taxable incident of which occurs after transfer of title to Buyer.

6.3 Any applicable sales, use, gross receipt, superfund, hazardous waste, gross income, or any other excise tax or inspection fee, imposed by any taxing authority with jurisdiction over any transaction covered by this Agreement, shall be paid by the Party who is liable for the tax according to the laws of the jurisdiction involved. However, if, at any time during the term of this Agreement, such a * a * or *, *, at its *, * with * to * the * of * by the * of the * or the * of the * in an *. This Subsection shall not apply to any federal, state, or local income, franchise, or excess profits taxes imposed as a result of the transactions contemplated by this Agreement.

6.4 Buyer shall furnish Seller with an exemption or resale certificate or other documents necessary to comply with any applicable sales and use tax laws.

6.5 When applicable, Buyer shall furnish Seller in duplicate, with a Notice of Exportation of Articles with Benefit of Drawback (U.S. Customs Form No. 7511), and/or other such forms required by government authorities, covering each * and/or * with * which is exported by or for Buyer or any of Buyer’s subsidiaries or licensees. Each Notice of Exportation of Articles with Benefit of Drawback (U.S. Customs Form No. 7511), and/or other such forms required by governmental authorities, shall be fully completed and properly executed by all necessary parties and endorsed to Seller.

7.	FORCE MAJEURE.

7.1 No failure or omission by a Party to carry out or observe any of the terms or conditions of this Agreement shall, except in relation to obligations to make payments under this

Appendix A/Page 2

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

Agreement, give rise to any claim against that Party or be deemed a breach of the Agreement if such failure or omission arises from any cause reasonably beyond the control of that Party, to the extent that such failure or delay may be due to:

a.	Compliance (voluntary or involuntary) with laws, decrees, guidelines, requests, or the like, of any government or person purporting to act therefore, or of international organizations of which the United States is a member including, without limitation, the International Energy Agency.

b.	Restriction or cessation of production of Coke by reason of the imposition of any government or person purporting to act under the color or claim of any governmental authority of conditions or requirements which make it necessary to cease or to reduce the production of Coke.

c.	Hostilities of war (declared or undeclared), embargoes, blockades, civil unrest, riots or disorders, terrorism, or sabotage.

d.	Fires, explosions, lightning, maritime peril, collisions, storms, landslides, earthquakes, floods, and other acts of nature.

e.	Strikes, lockouts, or other labor difficulties (whether or not involving employees of Seller or Buyer).

f.	Disruption or breakdown of production or transportation facilities, equipment, labor, or materials.

g.	Closing or restrictions on the use of harbors, railroads, or pipelines.

h.	Any reduction in availability of crude petroleum or petroleum products and/or other materials necessary to make Coke.

i.	Any other cause, whether or not of the same class or kind, beyond the control of a party, which prevents or interferes with the performance of this Agreement.

7.2 Notwithstanding the provisions of Section 7.1 hereof, nothing contained in this Agreement shall relieve Buyer of the obligation to pay in full the purchase price or any other amounts due for Coke actually delivered and invoiced hereunder.

7.3 Upon the occurrence of any of the Force Majeure events described in Subsection 7.1 hereof, the Party claiming Force Majeure shall notify the other Party promptly in writing of such event, and, to the extent possible, inform the other party of the expected duration of the Force Majeure event and the quantity of Coke to be affected by the suspension or curtailment of performance under this Agreement.

Appendix A/Page 3

CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

7.4 Buyer acknowledges that Coke delivered hereunder is produced by Seller at its *. Seller shall have no obligation to acquire Coke from any other source to meet its obligations under this Agreement. If Seller’s production of Coke is stopped or disrupted by an event of Force Majeure, Seller shall have the right to allocate its available supplies of Coke, if any, among any or all of its existing customers (including its parent, subsidiaries, and affiliates) in a fair and equitable manner, whether or not such customers are under contract. Neither party shall be required to make up deliveries of Coke which have been prevented by a Force Majeure event and, unless the parties otherwise agree, the quantity obligation specified in the Agreement will be reduced by the quantity of Coke which is not delivered because of the Force Majeure event. Buyer shall have the right to purchase a substitute quantity of Coke to replace or partially replace any quantity of Coke which is not delivered because of a Force Majeure event.

8.	WARNING.

8.1 * SOLD BY * MAY * OR *, *, OR * WHICH MAY BE, OR MAY BECOME, BY * OR *, * OR * TO *, TO *, OR TO *, BY REASON OF *, OR FOR *, DURING *, OR *.

8.2 The Material Safety Data Sheet (“MSDS”) furnished by Seller to Buyer, and made a part of this Agreement, contains information regarding health risks and recommendations for the safe use and handling of Coke. Buyer acknowledges and represents that it has read and understands the MSDS and the above warning and will read and undertake to understand any subsequent MSDS or written warnings provided by Seller from time to time and will exercise the degree of care required to protect persons and properties from all hazards of Coke disclosed in the MSDS or warnings including, but not limited to, (i) warning the employees of Buyer and its affiliates who may become exposed to Coke of the hazards of Coke, providing such employees with necessary and appropriate safety equipment, and taking appropriate measures to assure that such safety equipment is adequately maintained and properly used, and (ii) warning third parties who may purchase or come into contact with Coke or who handle or transport Coke on the behalf of Buyer of the hazards of Coke.

9.	WAIVER.

No waiver, either express or by course of dealing or course of performance, of any of the terms and conditions contained in this Agreement, or waiver of any breach of any of the terms and conditions contained in this Agreement, shall be construed as a subsequent waiver of any of the terms and conditions of this Agreement or as a waiver of any subsequent breach of the same or any other term or condition of this Agreement.

10.	ASSIGNMENT.

Except as provided in this Agreement, neither Party may assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld. However, either Party may assign this Agreement to any of its affiliates, in which event the assignor shall remain responsible for the assignee’s complete performance.

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CONFIDENTIAL TREATMENT HAS BEEN CLAIMED

FOR PORTIONS OF THIS AGREEMENT IN ACCORDANCE WITH

RULE 406 UNDER THE SECURITIES ACT OF 1934 AND

RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

11.	GOVERNING LAW.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, U.S.A. THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS, 1980, SHALL NOT APPLY TO THIS AGREEMENT.

Appendix A/Page 5